Penn Series Funds, Inc.

Supplement dated September 10, 2009 to the Prospectus dated May 1, 2009, as supplemented May 1, 2009, August 3, 2009 and August 14, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Changes with respect to the Money Market Fund (the “Fund”).

Independence Capital Management, Inc. (“ICMI”), the investment adviser to the Fund, and The Penn Mutual Life Insurance Company (“Penn Mutual”), the administrator of the Fund, may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a certain net yield for the Fund.  Under an agreement with Penn Series Funds, Inc., on behalf of the Fund, ICMI and Penn Mutual may, in the future, recapture from the Fund any fees or expenses waived and/or reimbursed under this arrangement.  These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment.

Accordingly, in the sub-section Annual Fund Operating Expenses in the section entitled INVESTMENT SUMMARY: MONEY MARKET FUND on page 4 of the Prospectus, footnote “(b)” of the Fund’s fee table is hereby deleted and replaced with the following:

(b) The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this Prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

In addition, Independence Capital Management, Inc. (“ICMI”), the investment adviser to the Fund, and The Penn Mutual Life Insurance Company (“Penn Mutual”), the administrator of the Fund, may voluntarily waive and/or reimburse expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and ICMI.  Penn Mutual and ICMI may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations.  This recapture could negatively affect the Fund’s future yield.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 1401 9/09